CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)

With Respect To:

Small Capitalization Value Equity Investments

Supplement dated February 9, 2005 to the Prospectus and Statement of Additional Information dated December 29, 2004

The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus and Statement of Additional Information of the Trust.

The Trust’s Board of Trustees approved the following:

•	Effective February 9, 2005, the termination of ING Investment Management Co. (“ING”) and the hiring of Delaware Management Company, a series of Delaware Management Company Business Trust (“Delaware”), as an investment adviser to Small Capitalization Value Equity Investments (the “Small Cap Value Portfolio”). Delaware believes that markets can misprice securities. Delaware seeks to exploit this inefficiency on a consistent basis through active, research-based management. Delaware identifies companies with market capitalizations typically less than $2 billion at the time of purchase whose values it believes are not currently recognized in the market. To do so, Delaware considers a variety of factors, including, the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward. Delaware’s focus is on value stocks whose prices are historically low on a given financial measure, such as profits, book value or cash flow.

•	The hiring of Delaware has resulted in the entering into of an investment advisory agreement dated February 1, 2005 and effective February 9, 2005, between Smith Barney Fund Management LLC (“SBFM”) and Delaware. Under the terms of the agreement, Delaware will receive a fee of 0.50%, that is computed daily and paid monthly based on the value of the average net assets of the Small Cap Value Portfolio allocated to Delaware. Delaware is a wholly owned subsidiary of Lincoln Financial Group (“Lincoln”) and is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Christopher S. Beck will have primary responsibility for making the day-to-day investment decisions for the portion of the Small Cap Value Portfolio allocated to Delaware. When making investment decisions, Mr. Beck regularly consults with the small cap analysts on his team. As of September 30, 2004, Delaware and Lincoln had combined assets under management of approximately $90 billion. The assets of Small Cap Value Portfolio will be allocated as follows: 35% to NFJ Investment Group, 30% to Rutabaga Capital Management LLC, and 35% to Delaware.

Shareholders of the Small Cap Value Portfolio will soon receive an information statement regarding this change.

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